UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                     --------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 30, 2005

                            THE SERVICEMASTER COMPANY
                            -------------------------
             (Exact Name of Registrant as Specified in Its Charter)


    Delaware                        1-14762                 36-3858106
    --------                        -------                 ----------
(State or Other Jurisdiction  (Commission File Number)  (I.R.S. Employer
  of Incorporation)                                    Identification Number)


    3250 Lacey Road, Suite 600, Downers Grove, Illinois         60515
    ---------------------------------------------------         -----
       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (630) 663-2000
                                                           --------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

_____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_____ Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a - 12)

_____ Pre-commencement communications pursuant to Rule 14d - 2(b) under the Exchange Act (17 CFR 240.14d(b))

_____ Pre-commencement communications pursuant to Rule 13e - 4(c) under the Exchange Act (17 CFR 240.13e - 4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As disclosed in a Form 8-K filed on February 24, 2005, ServiceMaster borrowed, through a series of transactions, a total of $85 million under its $500 million senior unsecured bank revolving credit facility dated as of May 19, 2004 among ServiceMaster, the lenders, JPMorgan Chase Bank and Bank of America, N.A. as syndication agents, SunTrust Bank, as administrative agent, and U.S. Bank and Wachovia Bank, N.A. as documentation agents (the "Credit Facility"). Subsequent to that filing, the following transactions have occurred.

On March 24, 2005, ServiceMaster borrowed $30 million under its Credit Facility, at an interest rate of 3.90% with a 30-day term, payable on April 25, 2005. Also on March 24, 2005, ServiceMaster repaid $45 million plus interest previously borrowed under the Credit Facility on February 24, 2005. On March 29, 2005, ServiceMaster repaid $20 million plus interest previously borrowed under the Credit Facility on February 28, 2005. On March 30, 2005, ServiceMaster borrowed an additional $30 million under the Credit Facility, at an interest rate of 3.90% with a 30-day term, payable on April 29, 2005. The interest rates described above exclude the .20% facility fee payable under the Credit Facility. The $60 million of additional borrowings under the Credit Facility will be used for general corporate purposes.

The outstanding principal balance of ServiceMaster's Credit Facility subsequent to the transactions described above is $80 million as of March 31, 2005.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            THE SERVICEMASTER COMPANY


Date:  April 5, 2005        By:  /s/ Jim L. Kaput
                                -----------------------------
                                Jim L. Kaput
                                Senior Vice President and General Counsel









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